Fiscal Year 2019 Investor Presentation Exhibit 99.1

Forward looking information This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that any statements contained herein regarding earnings and expectations for its performance are forward-looking statements based upon management's current knowledge and assumptions about future events, including anticipated levels of demand for and supply of its products and services; costs incurred in providing these products and services; timing of shipments to customers; changes in market structure; government regulation, including the impact of regulations on tobacco products; product taxation; changes in U.S. federal income tax rates and legislation; industry consolidation and evolution; changes in global supply and demand positions for tobacco products; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the year ended March 31, 2018 and the form 10Q for the most recently ended fiscal quarter. Web Disclosure Universal Corporation’s website, www.universalcorp.com, is the primary source of publicly disclosed news about Universal Corporation and its operating companies. Those wishing to stay on top of company news can sign up for email alerts by going to Investor Relations in the website’s Investor section.

Table of Contents Investment highlights 4 Focus on creating shareholder value 7 Performance update16 Business and industry overview22 Appendix43

Investment Highlights

Universal Corporation Quick Facts Founded1918 Stock ExchangeNYSE TickerUVV Revenues (as of 3/31/18)$2.0 billion Dividend Yield5.06%* Stock Price Recent Stock Price (08/30/18)$59.30 52 wk High$71.60 52 wk Low$45.95 Common Shares Outstanding25.0 million 47 years of consecutive annual common stock dividend increases * Includes May 2018 declaration of increase in quarterly dividend

Investment Highlights The leading global leaf tobacco supplier Full service provider with long standing supplier and customer relationships Diversified sources of compliant leaf tobacco from a strong, sustainable supplier base Industry-leading customers Defensible market position given strong barriers to entry Extensive, proprietary network built up over a long period of time Global coordination coupled with strong local management Solid and sustainable financial performance Strong cash flow generation provides financial flexibility Experienced management team with proven track record Long history of returning value to shareholders through dividends and share repurchases

Focus on Creating Shareholder Value

Capital Allocation Strategy We implemented a new capital allocation strategy in May 2018 with the objective of returning more value to our shareholders The Company’s capital allocation strategy focuses on four strategic priorities: Strengthening and investing for growth in Universal’s core tobacco business; Increasing our strong dividend; Exploring growth opportunities in adjacent industries and markets that utilize our assets and capabilities; and Returning excess capital to our shareholders We review our capital allocation on an annual basis

Priority 1 Strengthening and Investing for Growth in Our Core Tobacco Business We see opportunities in our core tobacco business to: Increase the services we provide our customers; Provide further supply chain efficiencies; and Expand our market share

Priority 2 Increasing Our Strong Dividend We announced a 36% increase in our annual dividend in May 2018 We are proud of our 47-year history of dividend increases, and we intend to continue that tradition We are focused on sustainable shareholder value

Priority 3 Exploring Growth Opportunities in Adjacent Industries and Markets that Utilize Our Assets and Capabilities We look for opportunities outside of our core tobacco business that leverage our strengths and position us for long-term success We consider adjacencies to be industries and markets where we can leverage our strengths such as country knowledge, agricultural expertise, complex grower management and logistics networks For example, we will look at high-value, semi-perishable, compliant, traceable, sustainable, non-commodity agricultural products requiring value-added handling or processing At this time, we are not considering an investment in cannabis due to regulatory and legal uncertainties We believe non-core businesses could represent 10-20% of our earnings in five years We remain committed to maintaining our investment grade credit rating

Priority 4 Returning Excess Capital to Shareholders When there are no other investment alternatives to create shareholder value, we will return excess funds to shareholders This excess capital may be returned to shareholders through share repurchases

Sustainable Shareholder Value Demonstrated ability to generate free cash flow Low capital investment required to maintain 'core' business Healthy balance sheet allowing for flexibility Continued commitment to 47-year tradition of increasing dividend paid Sustainable dividend payout

Dividend History 47 consecutive years of increases in common stock dividend 36% dividend increase 2018

Business Opportunities Continue to increase market share Provide supply chain efficiencies which help reduce costs Expand services provided to our customers Continue to work closely with our customers on meeting their needs for their next generation products Explore growth opportunities in adjacent industries and markets that utilize our assets and capabilities

Performance Update

Highlights Revenues increased by $95.1 million, or 33%, on higher total volumes and processing revenues and a more favorable product mix. Operating income improved $2.0 million, or 31% Net income up $9.6 million compared to the prior fiscal year Our first quarter results benefited from higher carryover crop sales in several origins The first quarter included a non-recurring tax benefit from the reversal of a previously recorded foreign dividend withholding tax liability that reduced income taxes and increased net income by $6.9 million First Quarter FY 2019 *Non-GAAP measure. Please see Appendix 1 Attributable to Universal Corporation. Universal holds less than 100% financial interest in certain consolidated subsidiaries, and a portion of net income is attributable to the non-controlling interests in those subsidiaries Summary Financials Three Months Ended June 30, In millions 2018 2017 Revenues $380 $285 EBITDA* $18 $15 Operating income $8 $6 Segment Operating Income $9 $6 Net income1 $13 $4

Outlook We continue to expect that our volumes will be above those achieved last fiscal year We are not seeing any significant supply disruptions thus far this year Crop sizes for both flue-cured and burley tobaccos are coming in somewhat higher than previous estimates We are positioning our Company for ongoing success as we continue to identify areas where we can provide additional value and expand the services we provide customers in our core tobacco business

Tobacco Segment Revenues & Operating Income by Fiscal Year * Segment operating income includes equity in pretax earnings of unconsolidated affiliates and excludes restructuring and impairment charges and certain non-operating items as presented in our audited financial statements. Total segment operating income is a non-GAAP measure. See Appendix. U.S. market change

Financial Results By Fiscal Year In millions FY 20141 FY 20151 FY 20161 FY 20171 FY 20181 Revenues $2,542 $2,272 $2,120 $2,071 $2,034 EBITDA* $289 $212 $225 $220 $215 Operating income $246 $168 $182 $178 $171 Net income 2 $149 $115 $109 $106 $106 *Non-GAAP measure. Please see Appendix 1 Results include the net effect of unusual items. See Appendix for details. 2 Attributable to Universal Corporation. Universal holds less than 100% financial interest in certain consolidated subsidiaries, and a portion of net income is attributable to the non-controlling interests in those subsidiaries.

Strong Cash Flow Generation By Fiscal Year * Non-GAAP measure. Please see Appendix. Free cash flow defined as EBITDA - Capex

Business and Industry Overview

Tobacco Operations Africa, Brazil, and the United States produce approximately two-thirds of the flue-cured and burley tobacco grown outside China Annual production of such tobaccos handled by Universal: Africa 30-40%, Brazil 15-25%, United States 30-40% Universal conducts its business in more than 30 countries on five continents and employs over 24,000 permanent and seasonal workers

Flue-cured Cured leaves have a yellow to orange color and grows well in subtropical regions with light rainfall Matures from the bottom leaves up and are harvested at different times as they mature, after which they are cured using heat Used in American and English blend cigarettes Burley Cured leaves are brown in color and are typically grown in heavier soils than flue-cured Leaves are graded by their position on the stalk and are air-cured in barns Used in American blend cigarettes Oriental Small, aromatic leaf grown in Turkey, Macedonia, Bulgaria and Greece Sun-cured Used in American blend cigarettes Dark Used in cigars, pipe tobacco, and smokeless products Air or fire cured Diverse Product Portfolio

The Tobacco Plant Style and quality variation, regional variation Not a commodity product Leaves harvested at different times Tips Leaf Cutters Customer A - Flavor Lugs Sandleaves (Primings) Customer B - Filler

Role of the Leaf Tobacco Supplier Intermediary between farmers and manufacturers of tobacco products Sources leaf tobacco for customers Processes tobacco to customer specifications Does not manufacture cigarettes or other consumer tobacco products With Farmers Contracts with farmers for crops Manages large number of farmer relationships Provides seed and fertilizer in most cases Offers agronomy support Promotes sustainable farmer base and Good Agricultural Practices Compliant leaf - grown under GAP supporting an approach to farming focused on sustainability, sound field production, labor management practices, farmer profitability and environmental sensitivity With Manufacturers Works with customers before the tobacco is grown to understand needs Finds buyers for the different grades and styles of tobacco produced in each crop Processes tobacco by separating lamina from stem, removing non-tobacco materials, and drying to precise moisture targets for long-term storage Delivers a compliant, traceable product that meets customer specifications Supports sustainable tobacco production

Why Universal is an Industry Leader Strategic Market Position Strong Local Management Compliant Product Diversified Sources Financial Strength

Universal’s Strengths as a Leaf Supplier Sourcing Global reach Strong local management teams Capability to market all of the different grades and styles produced in a single crop Agronomy Continuous and substantial investment in grower base Strong commitment to delivering a quality, compliant product Product traceability Good agricultural practices which encompass crop quality, environmental stewardship, and agricultural labor practices Agronomists working with individual farmers Managing future production to meet customer regulatory requirements Seed research and development facilities

Universal’s Strengths as a Leaf Supplier (continued) Processing State of the art processing facilities Facilities in the major tobacco producing areas Efficient operations Logistics Proven ability in managing a robust end-to-end tobacco supply chain connecting hundreds of thousands of small-scale farmers with the end-market Operational efficiency in areas with limited infrastructure and political challenges

Sustainability and Supply Chain Integrity A Key to Continued Success Our business is reliant on the success of our farmers and employees, the strength and resiliency of our supply chain and our ability to deliver a consistent supply of quality tobacco to our customers. Our commitment to sustainability and supply chain integrity is an integral part of achieving these ends and includes: Good Agricultural Practices Forestry and Natural Resource Management Farmer Training Process Optimization, Accountability and Traceability Fair Labor Practices Social Development

The Universal Effect 300,000,000 Tree seedlings planted in the last 10 years Directly impacting more than 2,000,000 People in the farming areas from which we purchase tobacco 500,000 Farmers working with Universal 300+ Closed wells and boreholes dug in African growing areas for the benefit of the communities 1,000+ Agronomists and leaf technicians who work directly with growers 45 Schools built and improved Schools were given educational materials 25+

Main Drivers of Customer Purchases Supply / demand balance Price / value of the product Compliant leaf Global unsold stocks Inventory durations held by customers Consistent supply to protect continuity of customer blends Customer Purchases

High Quality Customer Base Over 75% of our sales are to customers with major positions in their respective markets and with whom we have long-standing relationships Six largest customers include Altria Group Inc., British American Tobacco plc, China Tobacco International, Inc., Imperial Brands plc, Japan Tobacco, Inc., and Philip Morris International, Inc. In total, these customers accounted for more than two-thirds of Universal’s consolidated revenues for the past three years Altria Group Inc., British American Tobacco plc, Imperial Brands plc, Japan Tobacco, Inc. and Philip Morris International, Inc. account for about 65% of the tobacco manufacturer world market (excluding China)1 Top 6 Universal cigarette manufacturer customers Tobacco manufacturer world market share 20171 China Tobacco International, Inc. 42.6% Philip Morris International, Inc. 13.2% British American Tobacco plc 10.3% Japan Tobacco, Inc. 7.6% Imperial Brands plc 3.7% Altria Group Inc. 2.1% TOTAL 79.5% 1 Bloomberg, Euromonitor

Committed Inventory On average at least 80% of our inventory is committed for sale to customers We source tobacco to meet anticipated demand FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018

Universal’s Uses of Cash In Millions

Working Capital Universal’s working capital resource requirements are predominately short-term in nature Most working capital needs are for tobacco crop purchases Working capital needs are seasonal within each geographic region - peak working capital requirements are generally reached during the first and second fiscal quarters Seasonal borrowing requirements primarily relate to purchasing crops in South America and Africa Available capital resources include cash balances, a committed revolving credit facility, uncommitted lines of credit, and long-term debt

Industry Supply and Demand Company Estimates. Excludes Asian Monopolies

Leaf Tobacco Competitive Environment Company Presence Global Global Others Local / regional Industry structure Worldwide network Long-term relationship business Capital investment Mature industry Barriers to entry

Global Cigarette Market The global tobacco industry produces about five and a half trillion cigarettes a year About 5% of cigarettes manufactured worldwide are consumed in the United States Universal believes that growth in world consumption of cigarettes peaked several years ago and is declining. As a result, Universal expects that near term global demand for leaf tobacco will continue to slowly decline in line with declining cigarette consumption

Other Businesses Sheet Tobacco (Deli-HTL and DHT GmbH & Co.) Sheet tobacco is a malleable sheet formed from a pulp of stems and other tobacco remnants Produces wrapper and binder sheet for all types of cigars, as well as cigar and cigarette filler sheets Global Laboratory Services, Inc. Physical and chemical testing, as well as E-Liquid and vapor testing Pesticide and other Crop Protection Agents (CPA) testing Moisture and chemical check samples Research and Development AmeriNic U.S. based producer of high quality liquid nicotine for the electronic nicotine delivery systems and next generation products markets

Other Businesses (continued) ULT Agronomic Center Seed variety research & development Production techniques Grower sustainability studies Integrated Pest Management (IPM) Evaluation of new agrochemical products Carolina Innovative Food Ingredients, Inc. Primary focus to derive value added liquid and dry ingredients from sweet potatoes Supplying the growing health & wellness, food and beverage markets, and the global pet food industry Manufacturing facility in North Carolina Nearly half of all USA sweet potatoes are grown in North Carolina Supports tobacco growers, producing sweet potatoes in rotation crop

The Universal Effect Every step in our production process requires action Each action ripples out and impacts lives in our communities around the globe We can’t work effectively without investing in and strengthening the communities where we operate

Appendix

Appendix The following table sets forth the unusual items included in reported results, none of which are included in segment results: In millions 2014 2015 2016 20171 2018 (Charges) and gains Gain on favorable outcome of excise tax case in Brazil $81.6 — — — — Reversal of valuation allowance on excise tax credits in Brazil — $12.7 — — — Income tax benefit from subsidiary’s payment of European Commission fine — $8.0 — — — Restructuring costs ($6.7) ($4.9) ($2.4) ($4.4) — Gain on acquisition of Unitab Interest — — $3.4 — — Effect of changes to U.S. Corporate Income Taxation — — — — $4.5 Total effect on operating income $74.9 $7.8 $1.0 ($4.4) — Total effect on net income $48.7 $13.1 $0.7 ($2.8) $4.5 Please see the Company’s Annual Reports or Form 10-K for the corresponding fiscal years for additional information on the unusual items. Fiscal Year 2017 results included a one-time reduction of earnings available to common shareholders of $74.4 million, or $2.99 per diluted share from the mandatory conversion of the Company’s Series B 6.75% convertible Perpetual Preferred Stock. Note: Numbers may not sum to totals due to rounding

Appendix Net Debt and Net Capitalization We consider the sum of notes payable and overdrafts, long-term debt (including current portion), and customer advances and deposits, less cash and cash equivalents, and short-term investments on our balance sheet to be our net debt. We also consider our net debt plus shareholders' equity to be our net capitalization. In millions 2014 2015 2016 2017 2018 Notes payables and overdrafts $63 $60 $66 $59 $45 Long term debt (inc. current portion) $356 $370 $370 $369 $369 Customer advances and deposits $16 $30 $16 $11 $7 Cash and cash equivalents $164 $249 $319 $284 $234 Short term investments — — — — — Net debt $271 $211 $133 $155 $187 Total Universal Corporation shareholders’ equity $1,378 $1,363 $1,414 $1,286 $1,342 Net capitalization $1,649 $1,574 $1,547 $1,441 $1,530 Note: Numbers may not sum to totals due to rounding

Appendix EBITDA We consider operating income plus equity in pretax earnings of unconsolidated affiliates before interest expense, amortization, depreciation and taxes to be our EBITDA In millions 2014 2015 2016 2017 2018 2017 2018 Net income(loss)1 $149 $115 $109 $106 $106 $4 $13 Minus: Net income (loss) attributable to noncontrolling interests in subsidiaries (6) (6) (9) (6) (11) 0 2 Add: Income taxes 76 38 54 57 51 0 (5) Subtract: Interest income 1 1 1 1 2 1 1 Add: Interest expense 20 17 16 16 16 4 4 Subtract: Equity in pretax earnings (losses) of unconsolidated affiliates 4 7 5 6 9 0 1 Operating income (loss) $246 $168 $182 $178 $171 $6 $8 Add: Depreciation and amortization 39 37 38 36 35 9 9 Add: Equity in pretax earnings (losses) of unconsolidated affiliates 4 7 5 6 9 0 EBITDA $289 $212 $225 $220 $215 $15 $18 Attributable to Universal Corporation. Universal holds less than 100% financial interest in certain consolidated subsidiaries, and a portion of net income is attributable to the non-controlling interests in those subsidiaries. Note: Numbers may not sum to totals due to rounding Three Months Ended June 30,

Appendix Free Cash Flow Free Cash Flow defined as EBITDA less Capital Expenditures In millions 2014 2015 2016 2017 2018 2017 2018 EBITDA $289 $212 $225 $220 $215 $15 $18 Capital Expenditures $46 $58 $47 $36 $34 $6 $11 Free Cash Flow $243 $154 $178 $184 $181 $9 $7 Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. The non-GAAP results described in this presentation are financial measures that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP information provides information to assist comparability and estimates of future performance. Universal believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance. Non-GAAP results should not be considered as an alternative to revenue or income amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Note: Numbers may not sum to totals due to rounding Three Months Ended June 30,